UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 14, 2023

VITAL ENERGY, INC.

(Exact name of registrant as specified in charter)

Delaware	001-35380	45-3007926
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 E. Second Street, Suite 1000, Tulsa, Oklahoma	74120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 513-4570

15 W. Sixth Street, Suite 900, Tulsa, Oklahoma, 74119

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	VTLE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Driftwood Acquisition

On February 14, 2023, Vital Energy, Inc. (the “Company”) entered into a purchase and sale agreement (the “Driftwood PSA”) with Driftwood Energy Operating, LLC (the “Seller”), pursuant to which the Company agreed to purchase (the “Driftwood Acquisition”) Seller’s oil and gas properties in the Midland Basin, including approximately 11,200 net acres located in Upton and Reagan Counties and related assets and contracts, for a purchase price of (i) $127.6 million of cash, subject to customary closing price adjustments, and (ii) 1,578,948 shares of the Company’s common stock, par value $0.01 per share (the “Shares”). The Company currently expects to fund the cash portion of the purchase price and related transaction costs with respect to the Driftwood Acquisition from cash on hand and borrowings under its senior secured credit facility.

The Driftwood PSA contains customary representations and warranties, covenants, termination rights and indemnification provisions for a transaction of this size and nature, provides the parties thereto with specified rights and obligations and allocates risk among them in a customary manner. The Company expects the Driftwood Acquisition to close in early April 2023, subject to customary closing conditions. There can be no assurance that all of the conditions to closing the Driftwood Acquisition will be satisfied. The foregoing description of the Driftwood PSA does not purport to be complete and is qualified in its entirety by reference to the Driftwood PSA filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Driftwood PSA contains representations, warranties and other provisions that were made only for purposes of the Driftwood PSA and as of specific dates and were solely for the benefit of the parties thereto. The Driftwood PSA is a contractual document that establishes and governs the legal relations among the parties thereto and is not intended to be a source of factual, business or operational information about the Company or Seller or the assets to be acquired from the Seller. The representations and warranties made by the Company and Seller in the Driftwood PSA may be (i) qualified by disclosure schedules containing information that modifies, qualifies or creates exceptions to such representations and warranties and (ii) subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances.

Under the Driftwood PSA, the Company agreed to enter into a registration rights agreement with Seller or its designee in connection with the closing of the Driftwood Acquisition (the “Registration Rights Agreement”). Pursuant to the terms of the Registration Rights Agreement, the Company will agree to register under the Securities Act of 1933, as amended (the “Securities Act”), the resale of the Shares and to grant such person certain rights to request and/or participate in underwritten offerings.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Registration Rights Agreement included as Exhibit C to the Driftwood PSA filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 is incorporated into this Item 3.02 by reference. The Company intends to issue the Shares in reliance on the exemption from registration requirements under the Securities Act pursuant to Section 4(a)(2) thereof. The Company relied upon representations, warranties, certifications and agreements of Seller with respect to its members in support of the satisfaction of the conditions contained in Section 4(a)(2) of the Securities Act.

Item 7.01	Regulation FD Disclosure.

On February 14, 2023, the Company issued a press release. The press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

All statements in the press release, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance, and actual results or developments may differ materially from those in the forward-looking statements. See the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the Company’s other filings with the SEC for a discussion of other risks and uncertainties. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 7.01 of this Current Report on Form 8-K and the exhibit attached hereto is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Purchase and Sale Agreement, dated February 14, 2023, by and among Vital Energy, Inc. and Driftwood Energy Operating, LLC*
99.1	Press Release dated February 14, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

* Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission on request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAL ENERGY, INC.

Date: February 14, 2023	By:	/s/ Bryan J. Lemmerman
Bryan J. Lemmerman
Senior Vice President and Chief Financial Officer